Exhibit 99.1

Black Rifle Coffee Company Appoints Roland Smith as Executive Chairman

Proven Industry Leader and U.S. Army Veteran Will Support Existing Management Team’s Ongoing Implementation of Omnichannel Growth Strategy

SALT LAKE CITY--(BUSINESS WIRE)--BRC Inc. (NYSE: BRCC) (“Black Rifle Coffee,” “BRCC” or the “Company”), a rapidly growing and mission-driven premium coffee company founded to support veterans, active-duty military and first responders and serve a broad customer base by connecting consumers with great coffee and an omnichannel brand experience, today announced that its Board of Directors (the “Board”) has appointed Roland Smith as Executive Chairman, effective immediately. Mr. Smith assumes the chairmanship from Founder Evan Hafer, who is continuing to serve as Chief Executive Officer and a Board member. The Board has expanded Mr. Smith’s role so he can work more closely with Mr. Hafer and co-Chief Executive Officer and Board member Tom Davin to capture growing demand for the Company’s products and pursue enhanced value for shareholders, customers and the important stakeholders that Black Rifle Coffee serves.

Mr. Hafer commented:

“As we continue to encounter more customer demand and expand across new sales channels, we’re committed to building the best possible team to serve Black Rifle Coffee’s growing community. Roland has been a great partner to our management team since joining the Board. His experience operating at the highest levels of the consumer-packaged goods, fast casual and retail sectors has positioned us to pursue new paths to expansion and value creation. Additionally, his background as a veteran of our nation’s armed forces has helped him fully understand and support our mission. By appointing Roland as Executive Chairman, the Board is making it easier for him to work seamlessly with Tom, myself and others on growth initiatives, the build-out of our outposts and B2B channel, and other efforts that support our mission.”

Mr. Smith added:

“I’m honored that my fellow directors have entrusted me with the executive chairmanship during this exciting time in Black Rifle Coffee’s history. Additionally, I’m looking forward to working even closer with Evan, Tom and the entire organization to support the Company’s tremendous growth trajectory and important mission. I see significant opportunities for us to reach more customers through new channels and additional distribution points. Given my experience and relationships across the sector, I’m confident I can help our incredibly talented team realize that potential in the quarters and years to come.”

Roland Smith Biography

Roland Smith is a proven leader in the consumer-packaged goods, fast casual and retail sectors and has spent more than two decades serving as a Chief Executive Officer and Chairman of both public and private companies. Mr. Smith has been a member of Black Rifle Coffee’s Board since it became a public company. He has a strong track record growing revenue, increasing profits, managing complex integrations and transforming companies for future success.

Mr. Smith is currently Chairman of the Board of Jack’s Family Restaurants, Inc. and Director of Caliber Inc. He previously served as Chairman and Chief Executive Officer of Office Depot, Inc., President and Chief Executive Officer of Delhaize America, LLC, the U.S. division of Delhaize Group, President and Chief Executive Officer of Wendy’s/Arby’s Group, Inc., Chief Executive Officer of Wendy’s International, Inc., and Chief Executive officer of Arby’s Restaurant Group Inc. Additionally, Mr. Smith was Chairman of the Board of Carmike Cinemas, Inc., and a Director of Dunkin’ Brands Inc.

Mr. Smith is a graduate of the U.S. Military Academy at West Point and served in the U.S. Army in the Transportation and Aviation Corps as a platoon leader, executive officer, deputy director of Army programs, aviation maintenance officer and pilot.

About BRC Inc.

Black Rifle Coffee Company (BRCC) is a veteran-founded coffee company serving premium coffee to people who love America. Founded in 2014 by Green Beret Evan Hafer, Black Rifle Coffee develops their explosive roast profiles with the same mission focus they learned while serving in the military. BRCC is committed to supporting veterans, active-duty military, first responders and the American way of life.

To learn more about BRCC, visit www.blackriflecoffee.com, follow BRCC on social media, or subscribe to Coffee or Die Magazine's daily newsletter at https://coffeeordie.com/presscheck-signup.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Actual results may differ materially due to various factors. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated, including failure to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and our ability to grow and manage growth profitably and retain our key employees; negative publicity impacting our brand and reputation, which may adversely impact our operating results; failure by us to maintain our message as a supportive member of the veteran and military communities and any other factors which may negatively impact the perception of our brand; our limited operating history, which may make it difficult to successfully execute our strategic initiatives and accurately evaluate future risks and challenges; failed marketing campaigns, which may cause us to incur costs without attracting new customers or realizing higher revenue; failure to attract new customers or retain existing customers; risks related to the use of social media platforms, including dependence on third-party platforms; failure to provide high-quality customer experience, which may impact our brand; decrease in success of the direct to consumer revenue channel; loss of one or more of co-manufacturers; failure to effectively manage or distribute our products through our wholesale business partners; failure by third parties involved in the supply chain of coffee, store supplies or merchandise to produce or deliver products; changes in the market for high-quality Arabica coffee beans and other commodities; fluctuations in costs and availability of real estate, labor, raw materials, equipment, transportation or shipping; loss of confidential data from customers and employees, which may subject us to litigation, liability or reputational damage; failure to successfully compete with other producers and retailers of coffee; failure to successfully open new retail coffee shops; failure to properly manage our rapid growth and relationships with various business partners; failure to protect against software or hardware vulnerabilities; failure to build brand recognition using our intellectual properties; shifts in consumer spending, lack of interest in new products or changes in brand perception upon evolving consumer preferences and tastes; failure to adequately maintain food safety or quality and comply with food safety regulations; failure to successfully integrate into new domestic and international markets; risks related to leasing space subject to long-term non-cancelable leases and with respect to real property; failure of our franchise partners to successfully manage their franchise; failure to raise additional capital to develop the business; risks related to the COVID-19 pandemic, including supply chain disruptions; the loss of one or more of our executive officers and other key employees; failure to hire and retain qualified employees; failure to meet our goal of hiring 10,000 veterans; risks related to unionization of employees; failure to comply with federal state and local laws and regulations; resales from time to time of a significant portion of our shares held by selling holders; and inability to maintain the listing of our Class A Common Stock on the New York Stock Exchange. For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please see the Company's documents filed with the Securities and Exchange Commission (the “SEC”), including our Quarterly Report on Form 10-Q for the three months ended March 31, 2022 filed on May 12, 2022 and our Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 16, 2022. You should not place undue reliance on forward-looking statements, which speak only as of the date of this release. Except as is required by law, the Company expressly disclaims any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

Contacts

Investor

Tanner Doss: IR@BlackRifleCoffee.com

ICR for BRCC: BlackrifleIR@icrinc.com

Media

Longacre Square Partners
Greg Marose / Charlotte Kiaie, 646-386-0091
gmarose@longacresquare.com / ckiaie@longacresquare.com

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